                                                        Exhibit 99.8
--------------------------------------------------------------------------------
                                                   Monthly Operating Report
  ----------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                ACCRUAL BASIS
  ----------------------------------------

  ----------------------------------------
  CASE NUMBER: 400-42148-BJH-11                    02/13/95, RWD, 2/96
  ----------------------------------------

  ----------------------------------------
  JUDGE: BARBARA J. HOUSER
  ----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                       CHIEF FINANCIAL OFFICER
  -----------------------------------------------      ---------------------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                    TITLE

  DREW KEITH                                                              7/22/2002
  -----------------------------------------------      ---------------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                          DATE

  PREPARER:

  /s/ Kevin K. Craig                                   CONTROLLER, KITTY HAWK INC.
  -----------------------------------------------      ---------------------------------------------
  ORIGINAL SIGNATURE OF PREPARER                                             TITLE

  KEVIN K. CRAIG                                                          7/22/2002
  -----------------------------------------------      ---------------------------------------------
  PRINTED NAME OF PREPARER                                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
  ------------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                         ACCRUAL BASIS-1
  ------------------------------------------

  ------------------------------------------
  CASE NUMBER: 400-42148-BJH-11                         02/13/95, RWD, 2/96
  ------------------------------------------


  ------------------------------------------

  COMPARATIVE BALANCE SHEET

  ---------------------------------------------------------------------------------------------------------------
                                             SCHEDULE             MONTH             MONTH              MONTH
                                                            -----------------------------------------------------
  ASSETS                                      AMOUNT             APRIL, 2002         MAY, 2002       JUNE, 2002
  ---------------------------------------------------------------------------------------------------------------
  1.   UNRESTRICTED CASH                              $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  2.   RESTRICTED CASH                                $0            $263,986           $66,363         $248,603
  ---------------------------------------------------------------------------------------------------------------
  3.   TOTAL CASH                                     $0            $263,986           $66,363         $248,603
  ---------------------------------------------------------------------------------------------------------------
  4.   ACCOUNTS RECEIVABLE (NET)                      $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  5.   INVENTORY                                      $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  6.   NOTES RECEIVABLE                               $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  7.   PREPAID EXPENSES                               $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                  ($33,904,344)           ($86,579)         $111,263         ($67,011)
  ---------------------------------------------------------------------------------------------------------------
  9.   TOTAL CURRENT ASSETS                 ($33,904,344)           $177,407          $177,626         $181,592
  ---------------------------------------------------------------------------------------------------------------
  10.  PROPERTY, PLANT & EQUIPMENT           $81,907,719          $1,185,175        $1,185,175       $1,185,175
  ---------------------------------------------------------------------------------------------------------------
  11.  LESS: ACCUMULATED
       DEPRECIATION / DEPLETION              $33,669,772            $523,013          $523,013         $523,013
  ---------------------------------------------------------------------------------------------------------------
  12.  NET PROPERTY, PLANT &
       EQUIPMENT                             $48,237,946            $662,162          $662,162         $662,162
  ---------------------------------------------------------------------------------------------------------------
  13.  DUE FROM INSIDERS                              $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                     $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  15.  OTHER (ATTACH LIST)                            $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  16.  TOTAL ASSETS                          $14,333,602            $839,569          $839,788         $843,754
  ---------------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ---------------------------------------------------------------------------------------------------------------
  17.  ACCOUNTS PAYABLE                                                   $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  18.  TAXES PAYABLE                                                      $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  19.  NOTES PAYABLE                                                      $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  20.  PROFESSIONAL FEES                                                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  21.  SECURED DEBT                                                       $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  22.  OTHER (ATTACH LIST)                                       ($5,739,653)      ($5,739,566)     ($5,735,730)
  ---------------------------------------------------------------------------------------------------------------
  23.  TOTAL POSTPETITION
       LIABILITIES                                               ($5,739,653)      ($5,739,566)     ($5,735,730)
  ---------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ---------------------------------------------------------------------------------------------------------------
  24.  SECURED DEBT                           $2,811,382                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  25.  PRIORITY DEBT                                  $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  26.  UNSECURED DEBT                                 $0                  $0                $0               $0
  ---------------------------------------------------------------------------------------------------------------
  27.  OTHER (ATTACH LIST)                    $1,300,001          $2,399,516        $2,399,516       $2,399,516
  ---------------------------------------------------------------------------------------------------------------
  28.  TOTAL PREPETITION LIABILITIES          $4,111,383          $2,399,516        $2,399,516       $2,399,516
  ---------------------------------------------------------------------------------------------------------------
  29.  TOTAL LIABILITIES                      $4,111,383         ($3,340,137)      ($3,340,050)     ($3,336,214)
  ---------------------------------------------------------------------------------------------------------------
  EQUITY
  ---------------------------------------------------------------------------------------------------------------
  30.  PREPETITION OWNERS' EQUITY                     $0         $12,789,185       $12,789,185      $12,789,185
  ---------------------------------------------------------------------------------------------------------------
  31.  POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                          ($8,609,479)      ($8,609,347)     ($8,609,217)
  ---------------------------------------------------------------------------------------------------------------
  32.  DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                                               $0                $0
  ---------------------------------------------------------------------------------------------------------------
  33.  TOTAL EQUITY                                   $0          $4,179,706        $4,179,838       $4,179,968
  ---------------------------------------------------------------------------------------------------------------
  34.  TOTAL LIABILITIES &
       OWNERS' EQUITY                         $4,111,383            $839,569          $839,788         $843,754
  ---------------------------------------------------------------------------------------------------------------
                                                                          $0                $0               $0

--------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

   ---------------------------------------------
   CASE NAME: AIRCRAFT LEASING, INC.                ACCRUAL BASIS-2
   ---------------------------------------------

   ---------------------------------------------
   CASE NUMBER: 400-42148-BJH-11                      02/13/95, RWD, 2/96
   ---------------------------------------------

   ------------------------------------
   INCOME STATEMENT

   ----------------------------------------------------------------------------------------------------------------------------
                                                                MONTH              MONTH           MONTH            QUARTER
                                                  ----------------------------------------------------------
   REVENUES                                                  APRIL, 2002         MAY, 2002       JUNE, 2002          TOTAL
   ----------------------------------------------------------------------------------------------------------------------------
   1.     GROSS REVENUES                                             $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   2.     LESS: RETURNS & DISCOUNTS                                  $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   3.     NET REVENUE                                                $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ----------------------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                                   $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   5.     DIRECT LABOR                                               $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   6.     DIRECT OVERHEAD                                            $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   7.     TOTAL COST OF GOODS SOLD                                   $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   8.     GROSS PROFIT                                               $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ----------------------------------------------------------------------------------------------------------------------------
   9.     OFFICER / INSIDER COMPENSATION                             $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   10.    SELLING & MARKETING                                        $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                                   $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   12.    RENT & LEASE                                               $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                                        $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   14.    TOTAL OPERATING EXPENSES                                   $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   15.    INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                           $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ----------------------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT. LIST)                           $0             ($218)           ($216)             ($434)
   ----------------------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT. LIST)                          $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   18.    INTEREST EXPENSE                                           $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION / DEPLETION                                   $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                                               $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                                        $0                $0          ($3,750)           ($3,750)
   ----------------------------------------------------------------------------------------------------------------------------
   22.    NET OTHER INCOME & EXPENSES                                $0             ($218)         ($3,966)           ($4,184)
   ----------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ----------------------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL FEES                                          $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   24.    U.S. TRUSTEE FEES                                          $0                $0           $3,750             $3,750
   ----------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                        $0                $0               $0                 $0
   ----------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL REORGANIZATION EXPENSES                              $0                $0           $3,750             $3,750
   ----------------------------------------------------------------------------------------------------------------------------
   27.    INCOME TAX                                                 $0               $87              $86               $173
   ----------------------------------------------------------------------------------------------------------------------------
   28.    NET PROFIT (LOSS)                                          $0              $131             $130               $261
   ----------------------------------------------------------------------------------------------------------------------------
                                                                     $0                $0               $0
===============================================================================================================================

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                 ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 00-42148-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                        MONTH             MONTH            MONTH            QUARTER
                                                  ------------------------------------------------------
DISBURSEMENTS                                         APRIL, 2002        MAY, 2002        JUNE, 2002          TOTAL
-------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF MONTH                         $73,404          $263,986           $66,363          $73,404
-------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                             $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                            $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
4.      POSTPETITION                                           $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                               $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH  LIST)                        $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                                         $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH  LIST)                             $250,000           $12,850          $250,216         $513,066
-------------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS                     $250,000           $12,850          $250,216         $513,066
-------------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                                   $250,000           $12,850          $250,216         $513,066
-------------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                             $323,404          $276,836          $316,579         $586,470
-------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                            $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                                     $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID                          $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                              $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                              $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                              $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                                    $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                                       $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                                 $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                          $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                                  $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                               $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                            $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                    $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS                          $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                                 $59,418          $210,473           $67,976         $337,867
-------------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                                      $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                                    $0                $0                $0               $0
-------------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES                     $59,418          $210,473           $67,976         $337,867
-------------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                               $59,418          $210,473           $67,976         $337,867
-------------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                                    $190,582         ($197,623)         $182,240         $175,199
-------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                              $263,986           $66,363          $248,603         $248,603
-------------------------------------------------------------------------------------------------------------------------
                                                               $0                $0                $0
=========================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

   ------------------------------------------
   CASE NAME: AIRCRAFT LEASING, INC.             ACCRUAL BASIS-4
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
   ------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE      MONTH            MONTH            MONTH
                                                                      --------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                                AMOUNT      APRIL, 2002        MAY, 2002       JUNE, 2002
   ---------------------------------------------------------------------------------------------------------------------
   1.      0-30                                                  $0              $0               $0               $0
   ---------------------------------------------------------------------------------------------------------------------
   2.      31-60                                                 $0              $0               $0               $0
   ---------------------------------------------------------------------------------------------------------------------
   3.      61-90                                                 $0              $0               $0               $0
   ---------------------------------------------------------------------------------------------------------------------
   4.      91+                                                   $0              $0               $0               $0
   ---------------------------------------------------------------------------------------------------------------------
   5.      TOTAL ACCOUNTS RECEIVABLE                             $0              $0               $0               $0
   ---------------------------------------------------------------------------------------------------------------------
   6.      AMOUNT CONSIDERED UNCOLLECTIBLE                       $0              $0               $0               $0
   ---------------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS RECEIVABLE (NET)                             $0              $0               $0               $0
   ---------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH: JUNE, 2002
                                                                                         -------------------------------
   ---------------------------------------------------------------------------------------------------------------------
                                                 0-30          31-60           61-90             91+
   TAXES  PAYABLE                                DAYS           DAYS            DAYS             DAYS        TOTAL
   ---------------------------------------------------------------------------------------------------------------------
   1.      FEDERAL                                      $0            $0             $0               $0            $0
   ---------------------------------------------------------------------------------------------------------------------
   2.      STATE                                        $0            $0             $0               $0            $0
   ---------------------------------------------------------------------------------------------------------------------
   3.      LOCAL                                        $0            $0             $0               $0            $0
   ---------------------------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)                          $0            $0             $0               $0            $0
   ---------------------------------------------------------------------------------------------------------------------
   5.      TOTAL TAXES PAYABLE                          $0            $0             $0               $0            $0
   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------
   6.      ACCOUNTS PAYABLE                             $0            $0             $0               $0            $0
   ---------------------------------------------------------------------------------------------------------------------

   ------------------------------------------

   STATUS OF POSTPETITION TAXES                                                 MONTH: JUNE, 2002
                                                                                       ----------------------
   ----------------------------------------------------------------------------------------------------------------------
                                                               BEGINNING        AMOUNT                        ENDING
                                                                  TAX       WITHHELD AND/       AMOUNT          TAX
   FEDERAL                                                    LIABILITY*      OR ACCRUED         PAID        LIABILITY
   ----------------------------------------------------------------------------------------------------------------------
   1.      WITHHOLDING**                                              $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                                            $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                                            $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                               $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   5.      INCOME                                                     $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                                        $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   7.      TOTAL FEDERAL TAXES                                        $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   ----------------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                                $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   9.      SALES                                                      $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   10.     EXCISE                                                     $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                               $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   12.     REAL PROPERTY                                              $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   13.     PERSONAL PROPERTY                                          $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                                        $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   15.     TOTAL STATE & LOCAL                                        $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------
   16.     TOTAL TAXES                                                $0             $0             $0              $0
   ----------------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  --------------------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                   ACCRUAL BASIS-5
  --------------------------------------------------

  --------------------------------------------------
  CASE NUMBER: 400-42148-BJH-11                         02/13/95, RWD, 2/96
  --------------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH: JUNE, 2002
                                                               -----------------
  ----------------------------------------
  BANK RECONCILIATIONS
                                                   Account #1       Account #2      Account #3
  -----------------------------------------------------------------------------------------------------------------
  A.    BANK:
  ------------------------------------------------------------------------------------------------
  B.    ACCOUNT NUMBER:                                                                                 TOTAL
  -----------------------------------------------------------------------------------------------------------------
  C.    PURPOSE (TYPE):
  -----------------------------------------------------------------------------------------------------------------
  1.  BALANCE PER BANK STATEMENT                           $0                                                $0
  -----------------------------------------------------------------------------------------------------------------
  2.  ADD: TOTAL DEPOSITS NOT CREDITED                     $0                                                $0
  -----------------------------------------------------------------------------------------------------------------
  3.  SUBTRACT: OUTSTANDING CHECKS                         $0                                                $0
  -----------------------------------------------------------------------------------------------------------------
  4.  OTHER RECONCILING ITEMS                              $0                                                $0
  -----------------------------------------------------------------------------------------------------------------
  5.  MONTH END BALANCE PER BOOKS                          $0              $0              $0                $0
  -----------------------------------------------------------------------------------------------------------------
  6.  NUMBER OF LAST CHECK WRITTEN
  -----------------------------------------------------------------------------------------------------------------

  -----------------------------------
  Investment Accounts

  -------------------------------------------------------------------------------------------------------------------------
                                                       DATE OF            TYPE OF           PURCHASE         CURRENT
  BANK, ACCOUNT NAME & NUMBER                         PURCHASE          INSTRUMENT            PRICE            VALUE
  -------------------------------------------------------------------------------------------------------------------------

  7.   BANK ONE TRUST (ESCROW) 6801456800*            1/3/2000           MONEY MARKET       $3,625,000               $0
  ------------------------------------------------------------------- -----------------------------------------------------
  8.   HSBC Bank USA (ESCROW) #10-876110              6/19/2000          MONEY MARKET       $3,560,463         $248,603
  -------------------------------------------------------------------------------------------------------------------------
  9.
  -------------------------------------------------------------------------------------------------------------------------
  10.
  -------------------------------------------------------------------------------------------------------------------------
  11.  TOTAL INVESTMENTS                                                                                       $248,603
  -------------------------------------------------------------------------------------------------------------------------

  -----------------------------------
  CASH

  -------------------------------------------------------------------------------------------------------------------------
  12.  CURRENCY ON HAND                                                                                              $0
  -------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------
  13.  TOTAL CASH - END OF MONTH                                                                                $248,603
  -------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $0
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

   ------------------------------------------
   CASE NAME: AIRCRAFT LEASING, INC.             ACCRUAL BASIS-6
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42148-BJH-11                      02/13/95, RWD, 2/96
   ------------------------------------------

                                                      MONTH: JUNE, 2002

   -------------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   -------------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   ----------------------------------------------------------------------------
                                             INSIDERS
   ----------------------------------------------------------------------------
                               TYPE OF        AMOUNT            TOTAL PAID
                 NAME          PAYMENT         PAID               TO DATE
   ----------------------------------------------------------------------------
   1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   ----------------------------------------------------------------------------
   2.
   ----------------------------------------------------------------------------
   3.
   ----------------------------------------------------------------------------
   4.
   ----------------------------------------------------------------------------
   5.
   ----------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                              $0                  $0
   ----------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------
                                                         PROFESSIONALS
   ---------------------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT                                                            TOTAL
                                     ORDER AUTHORIZING           AMOUNT         AMOUNT       TOTAL PAID        INCURRED
                      NAME                PAYMENT               APPROVED         PAID         TO DATE         & UNPAID *
   ---------------------------------------------------------------------------------------------------------------------------
   1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   ---------------------------------------------------------------------------------------------------------------------------
   2.
   ---------------------------------------------------------------------------------------------------------------------------
   3.
   ---------------------------------------------------------------------------------------------------------------------------
   4.
   ---------------------------------------------------------------------------------------------------------------------------
   5.
   ---------------------------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                                            $0             $0             $0               $0
   ---------------------------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   ----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   ----------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------
                                                                SCHEDULED            AMOUNTS
                                                                 MONTHLY              PAID                TOTAL
                                                                PAYMENTS             DURING               UNPAID
                  NAME OF CREDITOR                                 DUE                MONTH            POSTPETITION
   ---------------------------------------------------------------------------------------------------------------------
   1.   FIRST SOURCE BANK (865001)                                   $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------
   2.   FIRST SOURCE BANK (RPS)                                      $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------
   3.   FIRST SOURCE BANK (AIA)                                      $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------
   4.                                                                                                         $0
   ---------------------------------------------------------------------------------------------------------------------
   5.                                                                                                         $0
   ---------------------------------------------------------------------------------------------------------------------
   6.   TOTAL                                                        $0                  $0                   $0
   ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

   -------------------------------------------
   CASE NAME:  AIRCRAFT LEASING, INC.              ACCRUAL  BASIS-7
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER:  400-42148-BJH-11                     02/13/95, RWD, 2/96
   -------------------------------------------

                                                   MONTH: JUNE, 2002
                                                         ------------------

   --------------------------------
   QUESTIONNAIRE

   -----------------------------------------------------------------------------------------------------------------------------
                                                                                                  YES                NO
   -----------------------------------------------------------------------------------------------------------------------------
   1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                           X
          THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
   -----------------------------------------------------------------------------------------------------------------------------
   2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                            X
          OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
   -----------------------------------------------------------------------------------------------------------------------------
   3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                                      X
          LOANS) DUE FROM RELATED PARTIES?
   -----------------------------------------------------------------------------------------------------------------------------
   4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                     X
          THIS REPORTING PERIOD?
   -----------------------------------------------------------------------------------------------------------------------------
   5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                           X
          DEBTOR FROM ANY PARTY?
   -----------------------------------------------------------------------------------------------------------------------------
   6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               X
   -----------------------------------------------------------------------------------------------------------------------------
   7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                         X
          PAST DUE?
   -----------------------------------------------------------------------------------------------------------------------------
   8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           X
   -----------------------------------------------------------------------------------------------------------------------------
   9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 X
   -----------------------------------------------------------------------------------------------------------------------------
   10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                             X
          DELINQUENT?

   -----------------------------------------------------------------------------------------------------------------------------
   11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                            X
          REPORTING PERIOD?
   -----------------------------------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X
   -----------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
   2 a) $67,976 Disbursements to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transfer to KH Inc & KH Int'l
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

   --------------------------------
   INSURANCE
   ------------------------------------------------------------------------------------------------------------------------
                                                                                             YES                NO
   ------------------------------------------------------------------------------------------------------------------------
   1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                              X
          NECESSARY INSURANCE COVERAGES IN EFFECT?
   ------------------------------------------------------------------------------------------------------------------------
   2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                              X
   ------------------------------------------------------------------------------------------------------------------------
   3.     PLEASE ITEMIZE POLICIES BELOW.
   ------------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------
                                           INSTALLMENT PAYMENTS
   -------------------------------------------------------------------------------------------------
         TYPE OF                                                             PAYMENT AMOUNT
         POLICY                           CARRIER         PERIOD COVERED      & FREQUENCY
   -------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   -------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------
CASE NAME:  AIRCRAFT LEASING, INC.                 FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE NUMBER:  400-42148-BJH-11                       ACCRUAL BASIS
--------------------------------------------

                                         MONTH:           JUNE, 2002
                                                --------------------------------

----------------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS       LINE
     FORM NUMBER       NUMBER                                FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           2              13        SFAS 121 Writedown of $5,736,370 of Assets, from USPS W-Net cancel 8/25/01
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           2              21        Net Loss of $24,383,196 on Transfer of Aircraft & Engines to Bondholders 12/01
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           3               8        All cash received into the subsidiary cash account is swept
----------------------------------------------------------------------------------------------------------------------
                                      each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           3              31        All disbursements (either by wire transfer or check), including payroll, are
----------------------------------------------------------------------------------------------------------------------
                                      disbursed out of the Kitty Hawk, Inc. controlled disbursement
----------------------------------------------------------------------------------------------------------------------
                                      account.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           4               6        All assessments of uncollectible accounts receivable are done
----------------------------------------------------------------------------------------------------------------------
                                       at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
----------------------------------------------------------------------------------------------------------------------
                                       down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           7            Insr 3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its
----------------------------------------------------------------------------------------------------------------------
                                       subsidiaries. Therefore, they are listed here accordingly.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  -------------------------------------------------
  CASE NAME: AIRCRAFT LEASING, INC.                   ACCRUAL  BASIS-Attachment
  -------------------------------------------------

  -------------------------------------------------
  CASE NUMBER: 400-42148-BJH-11

  -------------------------------------------------

                                                     MONTH: JUNE, 2002
                                                            --------------------


 MOR #     ITEM #    LIST OR EXPLANATION

 1 - BS      8       a) $(67,011) Intercompany Cummulative Receivable/Payable
                        Balance


 1 - BS      22      a) ($5,735,730) Accrued Federal Income Tax Credit (Post-
                        petition)


 1 - BS      27      a) $2,399,516 Accrued Taxes Payable (Pre-petition)


 2 - IS      13


 2 - IS      16      a) $216 Interest Income (from HSBC -Escrow account)


 2 - IS      21      a) ($3,750) Credit for Allocation of A/C Costs to KH Cargo
                        (vs I/C)


 3 - CF      8       a) $216 Interest Income (from HSBC -Escrow account)
                     b) $250,000 I/C Transfer to HSBC -Escrow account from KH
                        Int'l Sale Procedes account


 4 - AP      T6      a) Federal Income Taxes are now shown as Other Accrued
                        Liabilities (due to deferred tax credits)


 7 - QA      2       a) $67,976 Disbursement to Successor Trustee of (HSBC-
                        Escrow) account for Professional Fees, Transfer to KH Inc & KH Int'l







--------------------------------------------------------------------------------